UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (date of earliest event reported): June 28, 2006


                            FBL Financial Group, Inc.
             (Exact name of registrant as specified in its charter)



          Iowa                           1-11917              42-1411715
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(State or other jurisdiction     (Commission File Number)   (I.R.S. Employer
    of incorporation)                                      Identification No.)



              5400 University Avenue, West Des Moines, Iowa 50266
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              (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (515) 225-5400

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

d. The Board of Directors of FBL Financial Group, Inc. elected Kim M. Robak as a new director of the Company effective July 1, 2006. There is no arrangement or understanding between Ms. Robak and any other person pursuant to which Ms. Robak was selected as a director. Ms. Robak has no material interest in any prior, existing or proposed transaction or series of transactions with FBL or its management. A press release announcing Ms. Robak's election is included herewith as Exhibit 99.1.

Exhibit 99.1 News release dated July 5, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


FBL FINANCIAL GROUP, INC.
-------------------------
(Registrant)




Date: July 5, 2006



/s/ James W. Noyce
-----------------------
James W. Noyce
Chief Financial Officer


EXHIBIT INDEX
Exhibit No.         Description
-------------       -----------
Exhibit 99.1        News release of the registrant dated July 5, 2006